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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 July 18, 1999
               Date of Report (Date of earliest event reported)

                    QWEST COMMUNICATIONS INTERNATIONAL INC.
            (Exact name of registrant as specified in its charter)

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          Delaware                   000-22609                 84-1339282
(State of other jurisdiction        (Commission              (IRS employer
      of incorporation)              file no.)            identification no.)

             700 Qwest Tower
         555 Seventeenth Street
            Denver, Colorado                                            80202
(Address of principal executive offices)                             (Zip code)

                                 (303) 992-1400
                         Registrant's telephone number,
                               including area code

                                 Not applicable
             (Former name or address, if changed since last report)

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Item 5.  Other Events.

     On July 18, 1999, Qwest Communications International Inc., a Delaware corporation ("Qwest"), and U S WEST, Inc., a Delaware corporation ("U S WEST"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, the merger of U S WEST with and into Qwest, with Qwest as the surviving corporation. A copy of the Merger Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

     A copy of the Qwest and U S WEST joint press release, dated as of July
18, 1999, and the Qwest and U S WEST joint analyst presentation, dated July 19, 1999, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

     In connection with the execution of the Merger Agreement, U S WEST and certain shareholders (the "Shareholders") of Qwest entered into a Voting Agreement, dated as of July 18, 1999 (the "Voting Agreement") pursuant to which, among other things, the Shareholders have agreed to vote their shares of Qwest common stock to approve the transactions contemplated by the Merger Agreement. A copy of the Voting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Qwest and Global Crossing Ltd., a Bermuda company ("Global"), entered into an Agreement dated as of July 18, 1999 (the "Global Agreement") relating to certain arrangements between Qwest and Global in connection with the Merger Agreement. A copy of the Global Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

     The foregoing descriptions of the Merger Agreement, the Voting Agreement, the Global Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Voting Agreement and the Agreement.

     This Current Report on Form 8-K contains financial projections, synergy estimates and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, dependence on new product development, rapid technological and market change, failure to complete the network on schedule and on budget, financial risk management and future growth subject to risks, Qwest's ability to achieve Year 2000 compliance, adverse changes in the regulatory or legislative environment, and failure to complete the merger on time or at all. This Current Report on Form 8-K and the attachments include or incorporate by reference analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 2       --   Agreement and Plan of Merger dated as of July 18, 1999
                     between U S WEST, Inc. and Qwest Communications
                     International Inc.

Exhibit 10.1    --   Agreement dated as of July 18, 1999 among each of the
                     shareholders listed on the signature page thereto and U S WEST, Inc.

Exhibit 10.2    --   Agreement dated as of July 18, 1999 between Qwest
                     Communications International Inc. and Global Crossing Ltd.

Exhibit 99.1    --   Joint Press Release of Qwest and U S WEST, dated as of
                     July 18, 1999.

Exhibit 99.2    --   Joint Analyst Presentation of Qwest and U S WEST, dated as of July 19, 1999.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     QWEST COMMUNICATIONS INTERNATIONAL INC.



                                     By:    /s/ Robert S. Woodruff
                                        ---------------------------------------
                                        Name:  Robert S. Woodruff
                                        Title: Executive Vice President -
                                                Finance and Chief Financial
                                                Officer

July 20, 1999

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                                 EXHIBIT INDEX

Exhibit 2       --   Agreement and Plan of Merger dated as of July 18, 1999
                     between U S WEST, Inc. and Qwest Communications
                     International Inc.

Exhibit 10.1    --   Agreement dated as of July 18, 1999 among each of the
                     shareholders listed on the signature page thereto and U S WEST, Inc.

Exhibit 10.2    --   Agreement dated as of July 18, 1999 between Qwest
                     Communications International Inc. and Global Crossing Ltd.

Exhibit 99.1    --   Joint Press Release of Qwest and U S WEST, dated as of July
                     18, 1999.

Exhibit 99.2    --   Joint Analyst Presentation of Qwest and U S WEST, dated as of July 19, 1999.

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